Other Assets	12 Months Ended
Dec. 31, 2018
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Other Assets

14. Other Assets

	December 31 2018 $	December 31 2017 $

Financial assets
Investments held for self-insured liabilities	144.2	147.1
Holdbacks on long-term contracts	28.7	39.6
Indemnifications	0.8	2.4
Other	6.5	6.3
Other non-financial assets
Investment tax credits	6.1	9.2
Transaction costs on long-term debt	3.6	4.9
Deferred contract costs	8.8	-

	198.7	209.5
Less current portion - financial	18.1	14.0
Less current portion - non-financial	5.1	-

Long-term portion	175.5	195.5

Investments held for self-insured liabilities

Investments held for self-insured liabilities include government and corporate bonds that are classified as FVOCI with unrealized gains (losses) recorded in other comprehensive income (loss). Investments also include equity securities that are classified at FVPL with gains (losses) recorded in net income.

Their fair value and amortized cost are as follows:

	December 31		December 31
	2018		2017
	$		$
	Fair Value	Amortized Cost/Cost	Fair Value	Amortized Cost/Cost

Bonds	103.0	103.8	97.7	98.6
Equity securities	41.2	45.0	49.4	48.3

Total	144.2	148.8	147.1	146.9

The bonds bear interest at rates ranging from 0.75% to 5.15% per annum (2017 – 0.75% to 5.15%). The terms to maturity of the bond portfolio, stated at fair value, are as follows:

	December 31 2018 $	December 31 2017 $

Within one year	14.0	5.6
After one year but not more than five years	85.2	73.5
More than five years	3.8	18.6

Total	103.0	97.7

Indemnifications

The Company’s indemnifications relate to certain legal claims (note 17). During 2018, the Company decreased provisions and indemnification assets relating to prior acquisitions by $1.8 (2017 – increased by $0.2).